Off-balance sheet arrangements	12 Months Ended
Dec. 31, 2021
Off-balance sheet arrangements
Off-balance sheet arrangements

28. Off-balance sheet arrangements

CONTRACTUAL OBLIGATIONS AND COMMITMENTS

On December 31, 2021, we had outstanding obligations for future purchase commitments, which become due as follows:

	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years

			(Euro, in thousands)

Purchase commitments	€369,937	€212,065	€105,947	€46,426	€5,499

In addition to the tables above, we have a contractual cost sharing obligation related to our collaboration agreement with Gilead for filgotinib. The contractual cost sharing commitment amounted to €369.9 million at December 31, 2021 (€493.4 million at December 31, 2020 and €614.1 million at December 31, 2019), for which we have purchase commitments of €169.6 million at December 31, 2021 reflected in the above table (€18.1 million at December 31, 2020, €27.5 million at December 31, 2019).